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                                                                    Exhibit 23.1
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of MedImmune, Inc. of our report dated January 25, 1999, except for Note 18, which is as of February 24, 1999, relating to the financial statements, which appear in MedImmune, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PriceWaterhouseCoopers LLP

McLean, Virginia
October 8, 1999